For Immediate Release
MGP Ingredients, Inc. Stockholders Elect New Board of Directors;
Amendment to declassify the Board also receives approval

ATCHISON, Kansas, May 22, 2014-MGP Ingredients, Inc. (Nasdaq/MGPI) (the “Company”) shareholders today elected all eight individuals nominated by the Board of Directors. They will hold office for a one-year term until the annual meeting of stockholders to be held in 2015.
Following today’s vote, the Company’s Articles of Incorporation have been amended to provide for the annual election of all directors.
Newly elected directors Terrence Dunn and Anthony Foglio join current directors Daryl Schaller and John Bridendall as Group A directors. Newly elected director George “Skip” Page, Jr. joins current directors Cloud L. “Bud” Cray, Jr., Karen Seaberg, and Jeannine Strandjord as Group B directors elected by holders of the Company’s preferred stock. One Group B position to be elected by the holders of the Company’s Preferred Stock is expected to be filled by the Company’s new chief executive officer upon completion of the search currently underway.
"MGP is pleased to welcome these three new board members," Board Chairman Cray told stockholders at the annual meeting. “We appreciate the support of our shareholders, especially during the challenges we faced in 2013. Our new board has the right experience to help us chart a successful future. Among the board’s top priorities is the hiring of a new CEO. We hope to conclude our review of candidates by the end of the summer.”
About MGP
MGP is a leading independent supplier of premium spirits, offering flavor innovations and custom distillery blends to the beverage alcohol industry. The company also produces high quality food grade industrial alcohol and formulates grain-based starches and proteins into nutritional and highly functional ingredients for the branded consumer packaged goods industry. The company is headquartered in Atchison, Kansas, where a variety of distilled alcohol products and food ingredients are manufactured. Distilled spirits are also produced at company facilities in Lawrenceburg, Indiana. For more information, visit mgpingredients.com.

Cautionary Note Regarding Forward-Looking Statements
This news release contains forward-looking statements as well as historical information. Forward-looking statements are usually identified by or are associated with such words as “intend,” “plan,” “believe,” “estimate,” “expect,” “anticipate,” “hopeful,” “should,” “may,” “will,” “could,” “encouraged,” “opportunities,” “potential” and/or the negatives of these terms or variations of them or similar terminology. They reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results and are not guarantees of future performance. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. Investors should not place undue reliance upon forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, among others: (i) disruptions in operations at our Atchison facility, Indiana plant or Illinois Corn Processing, LLC’s (“ICP”) facility (ii) the availability and cost of grain and fluctuations in energy costs, (iii) the competitive environment and related market conditions, (iv) the ability to effectively pass raw material price increases on to customers, (v) the viability of the ICP joint venture and its ability to obtain financing, (vi) our ability to maintain compliance with all applicable loan agreement covenants, (vii) our ability to realize operating efficiencies, (viii) potential adverse effects to the management of our business operations and our profitability in the wake of the dismissed litigation related to the proxy contest and related matters, and the termination of our CEO, (ix) actions of governments, (x) and consumer tastes and preferences.  For further information on these and other risks and uncertainties that may affect our business, including risks specific to our Distillery and Ingredient segments, see Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2013, as updated by Item 1A. Risk Factors in subsequent Quarterly Reports on Form 10-Q, including for the quarter ended March 31, 2014.

For More Information
Investors & Analysts:
George Zagoudis, Investor Relations
913-360-5441 or george.zagoudis@mgpingredients.com

Media:
Shanae Randolph, Corporate Director of Communications
913-360-5442 or shanae.randolph@mgpingredients.com

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